EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated November 23, 1998, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 33-52065 on Form S-8.


                                            /s/ ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP


Houston, Texas
December 18, 1998